[ALLETE LOGO]                                                      EXHIBIT 99(b)

                                                 For Release:  October 24, 2003
                                                 CONTACT:      Eric Olson
                                                               218-723-3947
                                                               eolson@allete.com

                                                 INVESTOR      Tim Thorp
                                                 CONTACT:      218-723-3953
                                                               tthorp@allete.com
NEWS

      AUTOMOTIVE EARNINGS GROWTH HIGHLIGHTS ALLETE'S THIRD-QUARTER RESULTS
      --------------------------------------------------------------------

DULUTH, Minn.--Bolstered by a strong showing from its Automotive Services businesses, ALLETE, Inc. (NYSE:ALE) today reported third quarter 2003 earnings of 57 cents per share, compared with 55 cents per share in the third quarter of 2002. Net income for the quarter rose six percent to $47.6 million on revenue of $397 million, compared with $45.1 million on revenue of $389 million during the same time period last year.

"Our third quarter results were on target with our expectations," said Dave Gartzke, ALLETE Chairman, President and CEO. "And I remain confident that we'll achieve our earnings projections for the year."

Net income at AUTOMOTIVE SERVICES was $29.2 million in the third quarter of 2003, an increase of 20 percent over last year. This was due primarily to an increase in the number of vehicles sold at ADESA auctions and improved conversion rates compared with the third quarter of 2002 when difficult market conditions were present.

Separately today, ALLETE announced that its Board of Directors has approved a plan to spin-off its Automotive Services business which will become a publicly traded company to be named ADESA Corporation.

Energy Services net income was $15.3 million for the quarter compared with $17.5 million during the same time period in 2002. Higher employee benefit costs in 2003 and a positive one-time adjustment in 2002 related to the utility fuel adjustment clause impacted the third quarter comparison.

FLORIDA WATER SERVICES SALE UPDATE
----------------------------------

ALLETE continues to divest of its water businesses. Significant progress was made during the third quarter with to-date sales or sales agreements totaling $442 million, which represents approximately 90 percent of Florida Water's assets.

"Nearly all of the Florida Water systems are now sold or contracted to be sold," said Gartzke. "We expect most of the transactions to close by the end of the year." Proceeds from these sales will be used to strengthen ALLETE's balance sheet. Earlier this month ALLETE issued a redemption notice on its $50 million, 7 3/4 percent First Mortgage Bonds.

ALLETE's corporate headquarters are located in Duluth, Minnesota. ALLETE's holdings include ADESA, the second largest wholesale vehicle auction network in North America; AFC, the leading provider of independent auto dealer financing; Minnesota Power, a low-cost electric utility that serves some of the largest industrial customers in the United States; and significant real estate holdings in Florida.

THE STATEMENTS CONTAINED IN THIS RELEASE AND STATEMENTS THAT ALLETE MAY MAKE ORALLY IN CONNECTION WITH THIS RELEASE THAT ARE NOT HISTORICAL FACTS, ARE FORWARD-LOOKING STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES AND INVESTORS ARE DIRECTED TO THE RISKS DISCUSSED IN DOCUMENTS FILED BY ALLETE WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                      ###



                             [RECYCLE LOGO] RECYCLED PAPER
            ALLETE - 30 West Superior Street, Duluth, Minnesota 55802
                                 www.allete.com

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ALLETE NEWS RELEASE                                                       PAGE 2
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
                                                            ALLETE, INC.
                                                  CONSOLIDATED STATEMENT OF INCOME
                                         FOR THE PERIODS ENDED SEPTEMBER 30, 2003 AND 2002
                                                 Millions Except Per Share Amounts
                                                                                     QUARTER ENDED               NINE MONTHS ENDED
                                                                                   2003         2002             2003         2002
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
OPERATING REVENUE
     Energy Services                                                              $164.0       $171.2          $  501.6     $  468.2
     Automotive Services                                                           226.4        210.1             700.0        635.7
     Investments                                                                     6.7          7.6              28.3         29.2
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         Total Operating Revenue                                                   397.1        388.9           1,229.9      1,133.1
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OPERATING EXPENSES
     Fuel and Purchased Power                                                       64.9         66.1             197.2        174.7
     Operations                                                                    249.7        244.5             792.8        733.5
     Interest                                                                       16.7         17.3              48.4         52.4
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         Total Operating Expenses                                                  331.3        327.9           1,038.4        960.6
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OPERATING INCOME FROM CONTINUING OPERATIONS                                         65.8         61.0             191.5        172.5
INCOME TAX EXPENSE                                                                  26.1         22.4              76.0         66.3
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INCOME FROM CONTINUING OPERATIONS                                                   39.7         38.6             115.5        106.2
INCOME FROM DISCONTINUED OPERATIONS - NET OF TAX                                     7.9          6.5              20.8         12.9
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NET INCOME                                                                        $ 47.6       $ 45.1          $  136.3     $  119.1
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AVERAGE SHARES OF COMMON STOCK
     Basic                                                                          83.0         81.5              82.6         80.9
     Diluted                                                                        83.4         81.9              82.9         81.5
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EARNINGS PER SHARE OF COMMON STOCK
     Basic   - Continuing Operations                                               $0.48        $0.47             $1.40        $1.31
               Discontinued Operations                                              0.09         0.08              0.25         0.16
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                                                                                   $0.57        $0.55             $1.65        $1.47
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     Diluted - Continuing Operations                                               $0.48        $0.47             $1.40        $1.30
               Discontinued Operations                                              0.09         0.08              0.24         0.16
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                                                                                   $0.57        $0.55             $1.64        $1.46
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DIVIDENDS PER SHARE OF COMMON STOCK                                              $0.2825       $0.275           $0.8475       $0.825
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

                                   ALLETE, INC.
                            CONSOLIDATED BALANCE SHEET
                                     Millions
                                                       SEPT. 30,        DEC. 31,
                                                         2003             2002
--------------------------------------------------------------------------------
ASSETS
Current Assets                                         $  884.3         $  658.4
Property, Plant and Equipment                           1,486.4          1,364.7
Investments                                               166.9            170.9
Goodwill                                                  508.1            499.8
Discontinued Operations                                   322.6            346.1
Other                                                     110.4            107.3
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TOTAL ASSETS                                           $3,478.7         $3,147.2
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LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities                                    $  815.5         $  738.2
Long-Term Debt                                            753.0            661.3
Mandatorily Redeemable Preferred Securities                75.0             75.0
Other Liabilities                                         300.2            277.4
Discontinued Operations                                   169.2            162.9
Shareholders' Equity                                    1,365.8          1,232.4
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TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY             $3,478.7         $3,147.2
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
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ALLETE NEWS RELEASE                                                       PAGE 3
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
                                                                            QUARTER ENDED                       NINE MONTHS ENDED
                                                                            SEPTEMBER 30,                         SEPTEMBER 30,
ALLETE, INC.                                                               2003        2002                     2003         2002
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NET INCOME
Millions
   Energy Services                                                        $15.3        $17.5                     $ 34.3      $ 36.3
   Automotive Services                                                     29.2         24.4                       90.0        79.3
   Investments and Corporate Charges                                       (4.8)        (3.3)                      (8.8)       (9.4)
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   Income from Continuing Operations                                       39.7         38.6                      115.5       106.2
   Income from Discontinued Operations                                      7.9          6.5                       20.8        12.9
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     Net Income                                                           $47.6        $45.1                     $136.3      $119.1
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DILUTED EARNINGS PER SHARE
   Continuing Operations                                                  $0.48        $0.47                      $1.40        $1.30
   Discontinued Operations                                                 0.09         0.08                       0.24         0.16
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                                                                          $0.57        $0.55                      $1.64        $1.46
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STATISTICAL DATA

CORPORATE
     Common Stock
         High                                                            $27.86       $27.62                     $27.86       $31.10
         Low                                                             $25.45       $18.50                     $18.75       $18.50
         Close                                                           $27.38       $21.60                     $27.38       $21.60

     Book Value                                                          $15.73       $14.38                     $15.73       $14.38

ENERGY SERVICES
     Millions of Kilowatthours Sold
         Utility
              Retail
                Residential                                               250.2        240.1                      787.0        758.7
                Commercial                                                347.5        327.5                      963.5        937.1
                Industrial                                              1,535.6      1,745.8                    4,909.2      5,150.8
                Other                                                      20.5         18.9                       59.3         56.5
              Resale                                                      736.2        567.6                    1,649.4      1,411.3
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                                                                        2,890.0      2,899.9                    8,368.4      8,314.4
         Nonregulated                                                     400.4        517.6                    1,100.6        827.9
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                                                                        3,290.4      3,417.5                    9,469.0      9,142.3
AUTOMOTIVE SERVICES
         Vehicles Sold
              Wholesale                                                 458,000      433,000                  1,391,000    1,348,000
              Total Loss                                                 45,000       41,000                    143,000      131,000
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                                                                        503,000      474,000                  1,534,000    1,479,000
         Conversion Rate - Wholesale Vehicles                             61.1%        56.0%                      61.5%        60.3%
         Vehicles Financed                                              238,000      237,000                    712,000      715,000